[F LOGO] Fisher Scientific
The World Leader in Serving Science
2005 Merrill Lynch Pharmaceutical, Biotechnology & Medical Device Conference
February 10, 2005

Safe Harbor and Regulation G Statement
The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions. This presentation contains these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward-looking statements reflect management’s present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The factors listed in the “Risk Factors” section as well as any cautionary language in Fisher Scientific International Inc.’s December 31st, 2003 Annual Report on SEC Form 10-K, provide examples of these risks and uncertainties.
Please refer to the supplementary information table on our website at www.fisherscientific.com under “Investor Presentation” for a reconciliation of the adjusted amounts to the generally accepted accounting principles.

Key Facts
• Founded: 1902 • Revenue (2005F): $5.6 billion • Customers: 350,000 • Products: 600,000 SKUs 60% proprietary 80% consumable • Equity market cap: $8.0 billion* • Index: S&P 500 • Earnings per share (2005F) $3.45 — $3.60
27%* Return to Shareholders since 1991 IPO
* As of February 8, 2005.

Investment Highlights World Leader in Growing Markets World Leader in Growing Markets World Leader in Growing Markets World Leader in Growing Markets World Leader in Growing Markets
Strong earnings and cash flow growth

World Leader in Growing Markets Markets Served
Global Market: $50 billion Long Term Growth Rate: 5 — 8%

World Leader in Growing MarketsMarket Drivers Markets ServedlGrowth in R&D spending lIncreased focus on proteomics lPressure on drug development costs
lGlobal Market: $23 billion* Long Term Growth Rate: 5 — 8%
*Sources: Frost & Sullivan, Lab Products Association, and Fisher management estimates.

World Leader in Growing MarketsMarket Drivers Markets Served —— —
lGrowing number of biotech drugs lConcern about contamination
Global Market: $5 billion* Long Term Growth Rate: 15 — 25%
*Includes: bioreactors, containers, serum and media, process liquids, chromatography and filtration products and other supplies. Sources: Global Industry Analysts (GIA), UBS, and Fisher management estimates.

World Leader in Growing MarketsMarket Drivers Markets ServedlAging population lProliferation of patient testing lIncreased focus on specialized tests
U.S. Market: $10 billion* Long Term Growth Rate: 4 — 5%
*Sources: Freedonia Group and Fisher management estimates.

World Leader in Growing MarketsMarket Drivers Markets ServedlExpansion of environmental and safety regulations lGrowth in homeland security spending lIncreased focus on bioterrorism protection
U.S. Market: $12 billion* Long Term Growth Rate: 4 — 6%
*Sources: Frost & Sullivan, RK Miller, and Fisher management estimates.

Fisher Scientific — Revenues by MarketRevenues by CustomerScientific Products & Services 77% HealthCare Products & Services 23%

Premier Global BrandlBroad portfolio of products lExtensive suite of services lGlobally-integrated supply-chain lPowerful sales and marketing network
lEnhanced by acquisition strategy

Premier Global Brand
Broad portfolio of productsUnmatched Product Offering

Premier Global Brand
Extensive suite of services
·Pharmaceutical Services -Clinical trials support -Custom chemical synthesis -IVD contract manufacturing ·Supply-Chain Management Services -Cost-optimization programs -Lab start-up programs -On-site maintenance of equipment
Value-added service offering

Premier Global BrandGlobally-integrated supply-chainlTechnology-based supply-chain management lGlobal sourcing capabilities lLeading e-commerce capabilities -Efficient supply-chain solutions

Premier Global Brand Powerful sales and marketing networkl2,700 sales representatives l800 technical specialists -Life Science -Chemical -Diagnostic -Instrumentation Enabling Discovery

Premier Global BrandEnhanced by acquisition strategy ·Completed 37 acquisitions since 1991 -Extended geographic reach -Expanded into related markets -Enhanced portfolio of proprietary products and services Strong acquisition track record

Opportunities for Profitable Growth
Increase Margins and Cash Flow
·Execute Apogent integration plan ·•Maximize operating efficiencies ·•Reduce working capital
Enhance Revenue Growth
·New product development ·•Expand pharma services ·•Leverage sales and marketing footprint

Opportunities for Profitable Growth Increase margins and cash flow ·Execute Apogent integration plan ·Maximize operating efficiencies ·Reduce working capital ·Achieve $100 million of synergies ·•Leverage fixed cost structure ·Execute working capital initiatives

Opportunities for Profitable Growth Increase revenue growth ·New product development ·Expand pharma services ·Leverage sales and marketing footprint ·Serum free media ·Disposable bioprocess containers ·•Analytical product testing ·Ancillary distribution services ·Cross-selling opportunities ·Technical specialists

Powerful Channel PositionServing 350,000 customers in 145 countries

Full Year 2004 Results
Full Year 2004 Growth — Revenue: $4.7 Billion +31% Operating margin: 10.2% +240 bps Earnings per share: $2.89 +22% Free cash flow per share*: $3.25 +43%
Excludes restructuring and non-recurring expenses *Defined as cash provided by operating activities less capital expenditures divided by diluted shares outstanding.

Sales Growth($ in Billions) * Midpoint of guidance previously issued by Fisher Scientific on Feb. 8, 2005, which reflects revenue growth of 20.0 percent to 22.0 percent for 2005. Guidance excludes the impact of foreign exchange.

Earnings Per Share Growth* Range of guidance previously issued by Fisher Scientific on Feb. 8, 2005. Excludes goodwill amortization, restructuring and nonrecurring expenses. ** Midpoint of guidance range of 13.3 percent to 13.5 percent as previously issued by Fisher Scientific on Feb. 8, 2005. Excludes goodwill amortization, restructuring and nonrecurring expenses.

Strong Free Cash Flow Generation* Midpoint of guidance range of $385 — $415 million as previously issued by Fisher Scientific on Feb. 8, 2005. ** Defined as cash provided by operating activities less capital expenditures divided by diluted shares outstanding.

Investment HighlightslWorld leader in growing marketslPremier global brand lOpportunities for profitable growth lProven track record Strong earnings and cash flow growth

[F LOGO] Fisher Scientific International Inc.
The World Leader in Serving Science

Supplementary Financial Information (in millions, except per share amounts)
Fisher Scientific International Inc. Statement of Operations (in millions, except per share data) Twelve Months Ended Twelve Months Ended Twelve Months Ended #REF! #REF! #REF! —— —— — 2002 2002 2002 2001 2001 2001 2001
Sales $3,238.4 $3,238.4 $3,238.4 $ 2,880.0 $2,880.0 $2,880.0 $2,880.0
Cost of sales 2,383.3 2,383.3 2,383.3 2,142.8 2,142.8 2,142.8 2,142.8
Selling, general and administrative expense 612.2 612.2 612.2 546.4 546.4 546.4 546.4
Restructuring and other charges (credits) (2.2) (2.2) (2.2) 59.7 59.7 59.7 59.7
—— —— —— —— —— —— — Income from operations 245.1 245.1 245.1 131.1 131.1 131.1 131.1
Interest expense 91.3 91.3 91.3 99.5 99.5 99.5 99.5
Other (income) expense, net 12.3 12.3 12.3 1.3 1.3 1.3 1.3
—— —— —— —— —— —— — Income before income taxes and cumulative effect of accounting change 141.5 141.5 141.5 30.3 30.3 30.3 30.3
Income tax provision 44.8 44.8 44.8 13.9 13.9 13.9 13.9
—— —— —— —— —— —— — Income before cumulative effect of accounting change 96.7 96.7 96.7 16.4 16.4 16.4 16.4
Cumulative effect of accounting change (46.1) (46.1) (46.1) — — — -
—— —— —— — — — - Net income $ 50.6 $ 50.6 $ 50.6 $ 16.4 $ 16.4 $ 16.4 $ 16.4
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Basic net income per common share before cumulative effect of accounting change $ 1.77 $ 1.77 $ 1.77 $ 0.33 $ 0.33 $ 0.33 $ 0.33
Cumulative effect of accounting change (0.84) (0.84) (0.84) — — — -
—— —— —— — — — - Basic net income per common share $ 0.93 $ 0.93 $ 0.93 $ 0.33 $ 0.33 $ 0.33 $ 0.33
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Diluted net income per common share before cumulative effect of accounting change $ 1.67 $ 1.67 $ 1.67 $ 0.31 $ 0.31 $ 0.31 $ 0.31
Cumulative effect of accounting change (0.80) (0.80) (0.80) — — — -
—— —— —— — — — - Diluted net income per common share $ 0.87 $ 0.87 $ 0.87 $ 0.31 $ 0.31 $ 0.31 $ 0.31
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Weighted average common shares outstanding:
Basic 54.5 54.5 54.5 49.4 49.4 49.4 49.4
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Diluted 57.9 57.9 57.9 53.0 53.0 53.0 53.0
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1997 1998 1999 2000 2001 2002 2003 2004
—— —— —— —— —— —— —— —
Diluted net income per share (as reported) $ 0.51 $ 0.31 $ 0.87 $ 1.29 $ 1.80
Acquisitions and integration costs — — — 0.19 0.75
Restructuring expenses (credits) 0.12 0.73 (0.02) — 0.06
Impairment of long-lived assets 0.34 — — — 0.48
Gain on sale of investment, net of contributing to foundation — — — — (0.19)
Refinancing costs — — 0.12 0.88 0.11
Income tax provision — — — — (0.12)
Goodwill amortization 0.25 0.27 — — -
Cumulative effect of accounting change — — 0.80 — -
- — —— — - Adjusted diluted net income per share $ 1.22 $ 1.31 $ 1.77 $ 2.36 $ 2.89
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Operating income (as reported) $ 22.8 $ 146.8 $ 156.3 $ 131.1 $ 245.1 $ 258.6 $ 287.0
Restructuring and other nonrecurring charges (credits) 112.2 11.2 8.4 61.2 (2.2) 18.1 189.3
Goodwill amortization 10.1 14.6 13.3 16.7 — — -
—— —— —— —— — — - Adjusted operating income $ 145.1 $ 172.6 $ 178.0 $ 209.0 $ 242.9 $ 276.7 $ 476.3
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